UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2024

GOLDEN GROWERS COOPERATIVE
(Exact name of registrant as specified in its charter)

Minnesota	000-53957	27-1312571
(State or other jurisdiction of Incorporation)	(Commission) File Number)	(I.R.S. Employer Identification No.)

1002 MAIN AVE W, SUITE 5
WEST FARGO, ND 58078		(701) 281-0468
(Address of principal executive offices)		(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 7 - Regulation FD Disclosure

Item 8.01 Other Events

On December 20, 2024, Golden Growers Cooperative (the “Cooperative”) issued a joint press release with Cargill, Incorporated (“Cargill”) regarding Cargill’s intentions to purchase the Cooperative’s 50% membership interest in ProGold Limited Liability Company at the expiration of Cargill’s Second Amended and Restated Facility Lease with ProGold LLC, as amended, which expires on December 31, 2026. The announcement is consistent with the terms of that certain ProGold Limited Liability Company Agreement, effective March 1, 2022, as described in Item 1, Business, included in the Cooperative’s Annual Report Form on 10-K for the fiscal year ended December 31, 2023.

A copy of the press release is attached hereto and incorporated by reference herein as Exhibit 99.1.

SECTION 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Golden Growers Cooperative and Cargill, Incorporated Joint Press Release, dated December 20, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDEN GROWERS COOPERATIVE

Dated: December 20, 2024	/s/ Scott Stofferahn
	By:	Scott Stofferahn
	Its:	Executive Vice President and Chief Executive Officer

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